Exhibit 99.2

Protective Life Corporation
Post Office Box 2606
Birmingham, AL 35202
Phone 205-268-1000

SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended September 30, 2004. This document is dated November 2, 2004. Protective does not undertake a duty to update such information after such date.

All per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses and related amortization and gains and losses related to certain derivative financial instruments, and the cumulative effect of change in accounting principle. Consolidated and segment operating income excludes net realized investment gains (losses) and the related amortization of deferred policy acquisition costs and gains (losses) on derivative instruments. Periodic settlements of interest rate swaps associated with corporate debt and certain investments are included in realized gains (losses) but are considered part of operating income because the swaps are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by generally accepted accounting principles, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                 Draft
Quarterly Financial Highlights                                                                                                                                                                                                                            11/1/2004
(Dollars in Thousands)                                                                                                                                                                                                                                      Page 1
(Unaudited)
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                                                                                               2002              2003             2003             2003             2003              2004             2004              2004                    9 MOS            9 MOS
                                                                                            4TH QTR           1ST QTR          2ND QTR          3RD QTR          4TH QTR           1ST QTR          2ND QTR           3RD QTR                     2003             2004
                                                                                ----------------------------------------------------------------------------------------------------------------------------------------------        ----------------------------------
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Pretax Operating Income *
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   Life Marketing                                                                           $36,725           $30,635          $46,116          $39,501          $42,905           $41,601          $43,597           $38,818                 $116,252         $124,016
   Acquisitions                                                                              26,441            22,772           24,281           24,831           23,266            21,203           23,461            21,262                   71,884           65,926
   Annuities                                                                                  3,034             3,715            2,991            2,633            4,034             2,813            4,975             4,008                    9,339           11,796
   Stable Value Contracts                                                                    11,334             9,138           10,098            9,523           10,152            11,699           13,926            13,313                   28,759           38,938
   Asset Protection                                                                         (24,445)            1,242            9,761            5,112            4,078             4,603            4,371             5,425                   16,115           14,399
   Corporate & Other                                                                         (3,958)              960          (22,561)          (7,849)          (2,502)            4,305            3,128            12,325                  (29,450)          19,758
                                                                                ----------------------------------------------------------------------------------------------------------------------------------------------        ----------------------------------
Total Pretax Operating Income                                                               $49,131           $68,462          $70,686          $73,751          $81,933           $86,224          $93,458           $95,151                 $212,899         $274,833

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Balance Sheet Data
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  Total GAAP Assets                                                                     $21,933,111       $22,748,452      $23,287,560      $23,295,984      $24,573,991       $25,417,656      $25,140,587       $25,989,727
  Share Owners' Equity                                                                   $1,720,702        $1,810,480       $2,026,445       $1,965,756       $2,002,144        $2,202,165       $1,890,542        $2,122,782
  Share Owners' Equity (excluding accumulated other comprehensive income) **             $1,484,788        $1,513,566       $1,564,910       $1,606,569       $1,669,559        $1,716,619       $1,769,536        $1,828,737

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Stock Data
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  Closing Price                                                                              $30.77            $27.52           $28.55           $26.75           $29.85            $37.45           $38.67            $39.31                   $26.75           $39.31
  Average Shares Outstanding
     Basic                                                                               69,959,056        69,956,505       70,004,109       70,091,080       70,079,471        70,142,108       70,284,893        70,337,248               70,017,724       70,255,051
     Diluted                                                                             70,488,160        70,483,448       70,561,795       70,722,885       70,806,034        70,887,591       71,030,983        71,115,468               70,590,253       71,011,727

* "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure.  "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                             Draft
GAAP Consolidated Statements Of Income                                                                                                                                                                                                                                                11/1/2004
(Dollars in thousands)                                                                                                                                                                                                                                                                 Page 2
(Unaudited)
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                                                                                                                2002                2003               2003               2003              2003               2004              2004              2004                      9 MOS           9 MOS
                                                                                                             4TH QTR             1ST QTR            2ND QTR            3RD QTR           4TH QTR            1ST QTR           2ND QTR           3RD QTR                       2003            2004
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
REVENUES
  Gross Premiums and Policy Fees                                                                           $ 415,172           $ 387,094          $ 397,652          $ 424,590         $ 460,976          $ 443,796         $ 456,088         $ 460,784                $ 1,209,336     $ 1,360,668
  Reinsurance Ceded                                                                                         (252,657)           (189,417)          (205,268)          (237,996)         (301,754)          (249,339)         (285,369)         (276,736)                  (632,681)       (811,444)
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
  Net Premiums and Policy Fees                                                                               162,515             197,677            192,384            186,594           159,222            194,457           170,719           184,048                    576,655         549,224
  Net investment income                                                                                      268,731             257,701            262,744            248,915           261,392            264,608           265,899           279,271                    769,360         809,778
  RIGL - Derivatives                                                                                           2,194              (4,880)             4,334             (9,048)           22,144              5,083             8,740             6,287                     (9,594)         20,110
  RIGL - All Other Investments                                                                                  (985)             (1,178)            29,524             27,042             2,676             16,627              (923)            8,181                     55,388          23,885
  Other income                                                                                                21,432              25,309             39,981             26,128            28,864             37,419            37,563            40,921                     91,418         115,903
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
    Total Revenues                                                                                           453,887             474,629            528,967            479,631           474,298            518,194           481,998           518,708                  1,483,227       1,518,900
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                           293,601             297,273            304,933            281,693           267,675            287,316           282,469           288,455                    883,899         858,240
  Amortization of deferred policy acquisition costs                                                           53,495              55,759             64,803             56,241            48,304             59,794            45,053            52,375                    176,803         157,222
  Amortization of goodwill                                                                                         0                   0                  0                  0                 0                  0                 0                 0                          0               0
  Other operating expenses                                                                                    52,355              55,297             58,697             51,872            45,946             59,726            46,769            63,177                    165,866         169,672
  Interest on indebtedness                                                                                    10,796              10,261             11,242             11,033            11,084             11,959            12,337            12,435                     32,536          36,731
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
    Total Benefits and Expenses                                                                              410,247             418,590            439,675            400,839           373,009            418,795           386,628           416,442                  1,259,104       1,221,865
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------

INCOME BEFORE INCOME TAX                                                                                      43,640              56,039             89,292             78,792           101,289             99,399            95,370           102,266                    224,123         297,035
  Income tax expense                                                                                          13,296              18,334             29,916             26,383            33,729             34,094            34,075            35,793                     74,633         103,962
  Change in Acct Principle                                                                                         0                   0                  0                  0                 0            (10,128)                0                 0                          0         (10,128)
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
NET INCOME                                                                                                  $ 30,344            $ 37,705           $ 59,376           $ 52,409          $ 67,560           $ 55,177          $ 61,295          $ 66,473                  $ 149,490       $ 182,945
                                                                                                ========================================================================================================================================================          =================================

PER SHARE DATA FOR QUARTER
  Operating income-diluted *                                                                                  $ 0.48              $ 0.65             $ 0.67             $ 0.70            $ 0.77             $ 0.80            $ 0.84            $ 0.88
  RIGL - Derivatives net of gains related to corp debt and investments                                         (0.04)              (0.10)             (0.01)             (0.13)             0.16               0.00              0.03              0.02
  RIGL - All Other Investments                                                                                 (0.01)              (0.02)              0.19               0.17              0.02               0.12             (0.01)             0.04
  Change in Accounting Principle                                                                                0.00                0.00               0.00               0.00              0.00              (0.14)             0.00              0.00
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
  Net income-diluted                                                                                          $ 0.43              $ 0.53             $ 0.85             $ 0.74            $ 0.95             $ 0.78            $ 0.86            $ 0.94
  Average shares outstanding-diluted                                                                      70,488,160          70,483,448         70,561,795         70,722,885        70,806,034         70,887,591        71,030,983        71,115,468
  Dividends paid                                                                                             $ 0.150             $ 0.150            $ 0.160            $ 0.160           $ 0.160            $ 0.160           $ 0.175           $ 0.175

PER SHARE DATA FOR YTD
  Operating income-diluted *                                                                                  $ 2.48              $ 0.65             $ 1.32             $ 2.02            $ 2.79             $ 0.80            $ 1.64            $ 2.52                     $ 2.02          $ 2.52
  RIGL - Derivatives net of gains related to corp debt and investments                                          0.05               (0.10)             (0.11)             (0.24)            (0.08)              0.00              0.03              0.05                      (0.24)           0.05
  RIGL - All Other Investments                                                                                 (0.01)              (0.02)              0.17               0.34              0.36               0.12              0.11              0.15                       0.34            0.15
  Change in Accounting Principle                                                                                0.00                0.00               0.00               0.00              0.00              (0.14)            (0.14)            (0.14)                      0.00           (0.14)
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------          ---------------------------------
  Net income-diluted                                                                                          $ 2.52              $ 0.53             $ 1.38             $ 2.12            $ 3.07             $ 0.78            $ 1.64            $ 2.58                     $ 2.12          $ 2.58
  Average shares outstanding-diluted                                                                      70,462,797          70,483,448         70,522,838         70,590,253        70,644,642         70,887,591        70,959,287        71,011,727                 70,590,253      71,011,727
  Dividends paid                                                                                             $ 0.590             $ 0.150            $ 0.310            $ 0.470           $ 0.630            $ 0.160           $ 0.335           $ 0.510                    $ 0.470         $ 0.510

* "Operating Income" is a non-GAAP financial measure.  "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                 Draft
GAAP Consolidated Balance Sheets                                                                                                                                                                                                          11/1/2004
(Dollars in thousands)                                                                                                                                                                                                                     Page 3
(Unaudited)
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                                                                                                                2002                2003               2003               2003              2003               2004              2004              2004
                                                                                                             4TH QTR             1ST QTR            2ND QTR            3RD QTR           4TH QTR            1ST QTR           2ND QTR           3RD QTR
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities                                                                                        $ 11,664,065        $ 12,146,120        $12,504,655        $12,452,180       $13,355,911        $13,875,517      $ 13,295,606      $ 13,679,358
Equity securities                                                                                             64,523              55,416             56,248             52,460            46,731             58,362            57,802            59,635
Mortgage loans                                                                                             2,518,152           2,483,630          2,543,013          2,678,360         2,733,722          2,746,706         2,836,683         2,904,729
Investment real estate                                                                                        20,711              19,485             16,930             16,781            18,126            108,098           107,163           107,220
Policy loans                                                                                                 543,161             536,085            532,981            523,869           502,748            492,782           486,661           485,282
Other long-term investments                                                                                  222,490             227,554            258,897            246,177           249,494            231,161           197,246           217,270
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
Long-term investments                                                                                     15,033,102          15,468,290         15,912,724         15,969,827        16,906,732         17,512,626        16,981,161        17,453,494
Short-term investments                                                                                       448,399             912,999            804,923            582,830           519,419            516,988           694,002         1,042,278
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
     Total investments                                                                                    15,481,501          16,381,289         16,717,647         16,552,657        17,426,151         18,029,614        17,675,163        18,495,772
Cash                                                                                                         101,953              55,830             91,093            105,019           136,698            114,972           105,518           117,118
Accrued investment income                                                                                    181,966             196,107            185,300            194,115           189,232            198,564           194,403           204,977
Accounts and premiums receivable                                                                              61,425              63,186             63,464             55,879            57,944             95,943            53,958            51,504
Reinsurance receivable                                                                                     2,368,068           2,402,371          2,270,817          2,299,140         2,350,606          2,462,269         2,515,619         2,619,934
Deferred policy acquisition costs                                                                          1,707,253           1,703,410          1,727,076          1,815,071         1,861,020          1,867,195         1,932,737         1,841,162
Goodwill                                                                                                      47,312              47,312             47,312             47,312            47,312             46,619            46,619            46,619
Property and equipment, net                                                                                   41,324              44,279             46,392             45,663            45,640             45,143            46,821            46,359
Other assets                                                                                                 309,791             282,602            278,554            214,499           238,581            256,894           254,920           259,389
Assets Related to Separate Accounts
  Variable Annuity                                                                                         1,513,824           1,452,098          1,718,478          1,813,738         2,045,038          2,113,413         2,121,517         2,110,082
  Variable Universal Life                                                                                    114,364             115,591            137,027            148,511           171,408            182,665           188,963           192,478
  Other                                                                                                        4,330               4,377              4,400              4,380             4,361              4,365             4,349             4,333
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                                       $ 21,933,111        $ 22,748,452        $23,287,560        $23,295,984       $24,573,991        $25,417,656      $ 25,140,587      $ 25,989,727
                                                                                                ========================================================================================================================================================

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                 Draft
GAAP Consolidated Balance Sheets                                                                                                                                                                                                          11/1/2004
(Dollars in thousands)                                                                                                                                                                                                                     Page 4
(Unaudited)
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LIABILITIES AND SHARE-OWNERS' EQUITY
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                2002                2003               2003               2003              2003               2004              2004              2004
LIABILITIES                                                                                                  4TH QTR             1ST QTR            2ND QTR            3RD QTR           4TH QTR            1ST QTR           2ND QTR           3RD QTR
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
Policy liabilities and accruals
  Future policy benefits and claims                                                                      $ 8,248,182         $ 8,416,509        $ 8,626,989        $ 8,752,643       $ 8,948,131        $ 9,258,485       $ 9,452,459       $ 9,661,010
  Unearned premiums                                                                                          875,956             848,457            782,440            786,396           784,566            701,914           697,031           701,196
Stable value product deposits                                                                              4,018,552           4,106,685          4,214,470          4,135,212         4,676,531          4,923,231         4,921,166         5,143,367
Annuity deposits                                                                                           3,697,495           3,714,368          3,636,423          3,538,368         3,480,577          3,412,553         3,419,225         3,429,473
Other policyholders' funds                                                                                   174,140             172,849            164,840            160,946           158,875            159,458           157,612           155,952
Securities sold under repurchase agreements                                                                        0                   0                  0            111,725                 0              8,660                 0                 0
Other liabilities                                                                                            697,578           1,175,568            969,069            901,997           859,034            799,288           884,200           950,556
Accrued income taxes                                                                                           3,186              24,911            (19,843)           (43,154)          (34,261)            42,262           (12,074)          (30,943)
Deferred income taxes                                                                                        242,593             264,342            374,306            362,991           377,990            415,849           213,967           332,327
Debt                                                                                                         406,110             426,103            436,394            440,344           461,329            376,457           385,449           401,541
Liabilities related to variable interest entities                                                                  0                   0                  0                  0           400,000            477,128           476,591           475,953
Subordinated debt securities                                                                                 215,000             215,000            215,000            215,000           221,650            324,743           324,743           324,743

Minority interest - subsidiaries                                                                               1,099               1,114              1,122              1,131            16,618             15,020            14,847            14,877
Liabilities related to separate accounts
  Variable annuity                                                                                         1,513,824           1,452,098          1,718,478          1,813,738         2,045,038          2,113,413         2,121,517         2,110,082
  Variable universal life                                                                                    114,364             115,591            137,027            148,511           171,408            182,665           188,963           192,478
  Other                                                                                                        4,330               4,377              4,400              4,380             4,361              4,365             4,349             4,333
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                                  $ 20,212,409        $ 20,937,972        $21,261,115        $21,330,228       $22,571,847        $23,215,491      $ 23,250,045      $ 23,866,945
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------

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SHARE-OWNERS' EQUITY
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Preferred stock                                                                                                    0                   0                  0                  0                 0                  0                 0                 0
Common stock                                                                                                  36,626              36,626             36,626             36,626            36,626             36,626            36,626            36,626
Additional paid-in capital                                                                                   408,397             409,007            412,282            412,368           418,351            419,147           423,257           425,181
Treasury stock                                                                                               (16,402)            (15,631)           (15,578)           (15,558)          (15,275)           (13,931)          (13,783)          (13,684)
Stock held in trust                                                                                           (2,417)             (2,812)            (3,149)            (2,979)           (2,788)            (2,365)           (2,855)                0
Unallocated ESOP shares                                                                                       (2,777)             (2,367)            (2,367)            (2,367)           (2,367)            (1,989)           (1,989)           (1,989)
Retained earnings                                                                                          1,061,361           1,088,743          1,137,096          1,178,479         1,235,012          1,279,131         1,328,280         1,382,603
Accumulated other comprehensive income                                                                       235,914             296,914            461,535            359,187           332,585            485,546           121,006           294,045
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
       Total Share-owners' Equity                                                                          1,720,702           1,810,480          2,026,445          1,965,756         2,002,144          2,202,165         1,890,542         2,122,782
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES AND EQUITY                                                                     $ 21,933,111        $ 22,748,452        $23,287,560        $23,295,984       $24,573,991        $25,417,656      $ 25,140,587      $ 25,989,727
                                                                                                ========================================================================================================================================================

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity                                                                                   $ 25.06             $ 26.28            $ 29.41            $ 28.53           $ 29.02            $ 31.75           $ 27.24           $ 30.57
Accumulated other comprehensive income                                                                          3.44                4.31               6.70               5.21              4.82               7.00              1.74              4.23
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
Excluding accumulated other comprehensive income *                                                           $ 21.62             $ 21.97            $ 22.71            $ 23.31           $ 24.20            $ 24.75           $ 25.49           $ 26.34

Total Share-owners' Equity                                                                               $ 1,720,702         $ 1,810,480        $ 2,026,445        $ 1,965,756       $ 2,002,144        $ 2,202,165       $ 1,890,542       $ 2,122,782
Accumulated other comprehensive income                                                                       235,914             296,914            461,535            359,187           332,585            485,546           121,006           294,045
                                                                                                --------------------------------------------------------------------------------------------------------------------------------------------------------
Share-owners' Equity (excluding accumulated other comprehensive income) *                                $ 1,484,788         $ 1,513,566        $ 1,564,910        $ 1,606,569       $ 1,669,559        $ 1,716,619       $ 1,769,536       $ 1,828,737

Common shares outstanding                                                                                 68,675,894          68,891,149         68,907,294         68,912,705        68,991,701         69,366,395        69,407,945        69,435,440
Treasury Stock Shares                                                                                      4,576,066           4,360,811          4,344,666          4,339,255         4,260,259          3,885,565         3,844,015         3,816,520

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure.  "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                                                            Draft
Calculation of Operating Earnings Per Share                                                                                                                                                                                                                                                          11/1/2004
(Dollars in thousands)                                                                                                                                                                                                                                                                                Page 5
(Unaudited)
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                                                                                                                 2002                 2003                2003                2003                2003                2004                 2004                2004                        9 MOS             9 MOS
                                                                                                              4TH QTR              1ST QTR             2ND QTR             3RD QTR             4TH QTR             1ST QTR              2ND QTR             3RD QTR                         2003              2004
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------
CALCULATION OF NET INCOME PER SHARE

Net income                                                                                                   $ 30,344             $ 37,705            $ 59,376            $ 52,409            $ 67,560            $ 55,177             $ 61,295            $ 66,473                    $ 149,490         $ 182,945

Average shares outstanding-basic                                                                           69,959,056           69,956,505          70,004,109          70,091,080          70,079,471          70,142,108           70,284,893          70,337,248                   70,017,724        70,255,051
Average shares outstanding-diluted                                                                         70,488,160           70,483,448          70,561,795          70,722,885          70,806,034          70,887,591           71,030,983          71,115,468                   70,590,253        71,011,727

Net income per share-basic                                                                                     $ 0.44               $ 0.54              $ 0.85              $ 0.75              $ 0.96              $ 0.79               $ 0.87              $ 0.94                       $ 2.14            $ 2.60
Net income per share-diluted                                                                                   $ 0.43               $ 0.53              $ 0.85              $ 0.74              $ 0.95              $ 0.78               $ 0.86              $ 0.94                       $ 2.12            $ 2.58

Income from continuing operations                                                                            $ 30,344             $ 37,705            $ 59,376            $ 52,409            $ 67,560            $ 65,305             $ 61,295            $ 66,473                    $ 149,490         $ 193,073
EPS (basic)                                                                                                    $ 0.44               $ 0.54              $ 0.85              $ 0.75              $ 0.96              $ 0.93               $ 0.87              $ 0.95                       $ 2.14            $ 2.75
EPS (diluted)                                                                                                  $ 0.43               $ 0.53              $ 0.85              $ 0.74              $ 0.95              $ 0.92               $ 0.86              $ 0.94                       $ 2.12            $ 2.72

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives                                                                                            $ 2,194             $ (4,880)            $ 4,334            $ (9,048)           $ 22,144             $ 5,083              $ 8,740             $ 6,287                     $ (9,594)         $ 20,110
Derivative Gains related to Corporate Debt and Investments                                                     (6,403)              (5,634)             (5,885)             (4,786)             (4,782)             (4,875)              (5,354)             (4,684)                     (16,305)          (14,913)
RIGL - All Other Investments                                                                                     (985)              (1,178)             29,524              27,042               2,676              16,627                 (923)              8,181                       55,388            23,885
Related amortization of DAC                                                                                      (297)                (731)             (9,367)             (8,167)               (682)             (3,660)                (551)             (2,669)                     (18,265)           (6,880)
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------
                                                                                                               (5,491)             (12,423)             18,606               5,041              19,356              13,175                1,912               7,115                       11,224            22,202
Tax effect                                                                                                      1,922                4,348              (6,512)             (1,764)             (6,775)             (4,611)                (669)             (2,491)                      (3,928)           (7,771)
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------
                                                                                                             $ (3,569)            $ (8,075)           $ 12,094             $ 3,277            $ 12,581             $ 8,564              $ 1,243             $ 4,624                      $ 7,296          $ 14,431
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------

RIGL - Derivatives per share-diluted                                                                          $ (0.04)             $ (0.10)            $ (0.01)            $ (0.13)             $ 0.16                 $ -               $ 0.03              $ 0.02                      $ (0.24)           $ 0.05
RIGL - All Other Investments per share-diluted                                                                $ (0.01)             $ (0.02)             $ 0.19              $ 0.17              $ 0.02              $ 0.12              $ (0.01)             $ 0.04                       $ 0.34            $ 0.15

OPERATING INCOME PER SHARE *

Net income per share-diluted                                                                                   $ 0.43               $ 0.53              $ 0.85              $ 0.74              $ 0.95              $ 0.78               $ 0.86              $ 0.94                       $ 2.12            $ 2.58
RIGL - Derivatives per share-diluted                                                                            (0.04)               (0.10)              (0.01)              (0.13)               0.16                   -                 0.03                0.02                        (0.24)             0.05
RIGL - All Other Investments per share-diluted                                                                  (0.01)               (0.02)               0.19                0.17                0.02                0.12                (0.01)               0.04                         0.34              0.15
Change in accounting principle                                                                                      -                    -                   -                   -                   -               (0.14)                   -                   -                            -             (0.14)
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------
Operating income per share-diluted                                                                             $ 0.48               $ 0.65              $ 0.67              $ 0.70              $ 0.77              $ 0.80               $ 0.84              $ 0.88                       $ 2.02            $ 2.52
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------

NET OPERATING INCOME *

Net income                                                                                                   $ 30,344             $ 37,705            $ 59,376            $ 52,409            $ 67,560            $ 55,177             $ 61,295            $ 66,473                    $ 149,490         $ 182,945
RIGL - Derivatives net of tax & gains related to corp debt & investments                                       (2,736)              (6,834)             (1,008)             (8,992)             11,285                 135                2,201               1,042                      (16,834)            3,378
RIGL - All Other Investments net of tax and amortization                                                         (833)              (1,241)             13,102              12,269               1,296               8,429                 (959)              3,583                       24,130            11,053
Change in accounting principle                                                                                      -                    -                   -                   -                   -             (10,128)                   -                   -                            -           (10,128)
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------
Net operating income                                                                                         $ 33,913             $ 45,780            $ 47,282            $ 49,132            $ 54,979            $ 56,741             $ 60,053            $ 61,848                    $ 142,194         $ 178,642
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------

PRETAX OPERATING INCOME **

Income before income tax                                                                                     $ 43,640             $ 56,039            $ 89,292            $ 78,792           $ 101,289            $ 99,399             $ 95,370           $ 102,266                    $ 224,123         $ 297,035
RIGL - Derivatives                                                                                              2,194               (4,880)              4,334              (9,048)             22,144               5,083                8,740               6,287                       (9,594)           20,110
Derivative Gains related to Corporate Debt and Investments                                                     (6,403)              (5,634)             (5,885)             (4,786)             (4,782)             (4,875)              (5,354)             (4,684)                     (16,305)          (14,913)
RIGL - All Other Investments                                                                                     (985)              (1,178)             29,524              27,042               2,676              16,627                 (923)              8,181                       55,388            23,885
Related amortization of DAC                                                                                      (297)                (731)             (9,367)             (8,167)               (682)             (3,660)                (551)             (2,669)                     (18,265)           (6,880)
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------
Pretax operating income                                                                                      $ 49,131             $ 68,462            $ 70,686            $ 73,751            $ 81,933            $ 86,224             $ 93,458            $ 95,151                    $ 212,899         $ 274,833
                                                                                                  ------------------------------------------------------------------------------------------------------------------------------------------------------------------            -----------------------------------

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures.  "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure.  "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

-------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                               Draft
Invested Asset Summary                                                                                                                                                  11/1/2004
(Dollars in millions)                                                                                                                                                     Page 6
(Unaudited)
-------------------------------------------------------------------

                                                                        ------------------------------------------------------------------------------------------------------------
                                                                              4th QTR       1ST QTR      2ND QTR       3RD QTR       4TH QTR       1ST QTR     2ND QTR      3RD QTR
                                                                                 2002          2003         2003          2003          2003          2004        2004         2004
                                                                        ------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------
Total Portfolio
-------------------------------------------------------------------

Fixed Income                                                                $11,664.1     $12,146.1    $12,504.7     $12,452.2     $13,355.9     $13,875.5   $13,295.6    $13,679.4
Mortgage Loans                                                                2,518.1       2,483.6      2,543.0       2,678.4       2,733.7       2,746.7     2,836.7      2,904.7
Real Estate                                                                      20.7          19.5         16.9          16.8          18.1         108.1       107.2        107.2
Equities                                                                         64.5          55.4         56.2          52.4          46.7          58.4        57.8         59.6
Policy Loans                                                                    543.2         536.1        533.0         523.9         502.8         492.8       486.7        485.3
Short Term Investments                                                          448.4         913.0        804.9         582.8         519.4         517.0       694.0      1,042.3
Other Long Term Investments                                                     222.5         227.6        258.9         246.2         249.5         231.1       197.2        217.3
                                                                        ------------------------------------------------------------------------------------------------------------
  Total Invested Assets                                                     $15,481.5     $16,381.3    $16,717.6     $16,552.7     $17,426.1     $18,029.6   $17,675.2    $18,495.8

-------------------------------------------------------------------
Fixed Income
-------------------------------------------------------------------

  Corporate Bonds                                                            $5,911.6      $6,082.8     $6,620.5      $6,516.6      $6,882.0      $6,951.2    $7,051.5     $7,200.4
  Mortgage Backed Securities                                                  4,339.0       4,546.8      4,248.9       4,307.2       4,782.6       5,130.8     4,451.7      4,598.3
  US Govt Bonds                                                                  96.4          92.6         95.2          90.8          90.2          87.8        77.4         79.3
  Public Utilities                                                            1,173.4       1,282.3      1,420.3       1,414.2       1,526.9       1,663.8     1,673.8      1,759.2
  States, Municipals and Political Subdivisions                                  29.4          25.8         23.6          27.3          27.1          27.5        26.9         27.7
  Preferred Securities                                                            1.8           1.8          2.1           0.7           3.2           3.3         3.4          3.5
  Convertibles and Bonds with Warrants                                          112.5         114.0         94.1          95.4          43.9          11.1        10.9         11.0
                                                                        ------------------------------------------------------------------------------------------------------------
Total Fixed Income Portfolio                                                $11,664.1     $12,146.1    $12,504.7     $12,452.2     $13,355.9     $13,875.5   $13,295.6    $13,679.4

-------------------------------------------------------------------
Fixed Income - Quality
-------------------------------------------------------------------

AAA                                                                             37.7%         37.7%        34.3%         34.9%         36.9%         37.8%       34.2%        34.6%
AA                                                                               5.1%          4.9%         5.1%          5.7%          5.9%          5.9%        6.4%         6.4%
A                                                                               22.0%         21.8%        22.2%         22.8%         22.9%         21.8%       23.5%        23.5%
BBB                                                                             27.7%         27.5%        28.9%         28.3%         26.8%         27.4%       28.6%        28.6%
BB or Less                                                                       7.4%          8.0%         9.5%          8.3%          7.5%          7.1%        7.3%         6.9%
Redeemable Preferred Stock                                                       0.1%          0.1%         0.0%          0.0%          0.0%          0.0%        0.0%         0.0%
                                                                        ------------------------------------------------------------------------------------------------------------
                                                                               100.0%        100.0%       100.0%        100.0%        100.0%        100.0%      100.0%       100.0%

-------------------------------------------------------------------
Mortgage Loans - Type
-------------------------------------------------------------------

Retail                                                                          76.2%         75.7%        76.0%         74.2%         74.7%         73.0%       73.2%        71.2%
Apartments                                                                       7.5%          7.2%         7.2%          8.0%          7.9%          9.4%        9.2%        10.1%
Office Buildings                                                                 7.4%          7.8%         7.2%          8.4%          8.0%          8.3%        8.7%         8.7%
Warehouses                                                                       7.4%          7.5%         7.9%          7.9%          8.0%          7.8%        7.4%         8.5%
Miscellaneous                                                                    1.5%          1.8%         1.7%          1.5%          1.4%          1.5%        1.5%         1.5%
                                                                        ------------------------------------------------------------------------------------------------------------
                                                                               100.0%        100.0%       100.0%        100.0%        100.0%        100.0%      100.0%       100.0%

-------------------------------------------------------------------
Problem Mortgage Loans
-------------------------------------------------------------------

60 Days Past Due                                                                 $1.8          $2.6         $2.6          $0.0          $0.0          $7.5        $0.0         $5.4
90 Days Past Due                                                                  1.8           1.1          5.3           7.3           1.3           1.3         3.2          1.9
Renegotiated Loans                                                                5.7           5.7          5.7           5.7           5.7           6.9         5.7          5.7
Foreclosed Real Estate                                                            6.9           0.0          0.0           0.0           4.8           0.0         0.0          1.3
                                                                        ------------------------------------------------------------------------------------------------------------
                                                                                $16.2          $9.4        $13.6         $13.0         $11.8         $15.7        $8.9        $14.3

----------------------------------------------------------------------------------------
PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                Draft
Life Marketing and Acquisitions - Quarterly Earnings Trends                                                                                                                                                                                              11/1/2004
(Dollars in thousands)                                                                                                                                                                                                                                    Page 7
(Unaudited)
----------------------------------------------------------------------------------------
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
                                                                                                          2002          2003            2003             2003            2003            2004             2004            2004                  9 MOS           9 MOS
                                                                                                       4TH QTR       1ST QTR         2ND QTR          3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR                   2003            2004
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INDIVIDUAL LIFE

REVENUES
  Gross Premiums and Policy Fees                                                                     $ 126,273     $ 128,268       $ 137,150        $ 147,848       $ 156,051       $ 155,620        $ 165,924       $ 165,006              $ 413,266       $ 486,550
  Reinsurance Ceded                                                                                   (107,043)      (80,223)        (90,880)        (111,140)       (135,537)       (106,125)        (136,547)       (117,796)              (282,243)       (360,468)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
  Net Premiums and Policy Fees                                                                          19,230        48,045          46,270           36,708          20,514          49,495           29,377          47,210                131,023         126,082
  Net investment income                                                                                 21,907        22,389          22,674           24,195          23,256          21,903           22,389          22,834                 69,258          67,126
  Realized investment gains (losses)                                                                         -             -               -                -               -               -                -               -                      -               -
  Other income                                                                                          13,277        13,972          16,972           13,613          15,239          21,243           22,348          25,151                 44,557          68,742
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Revenues                                                                                      54,414        84,406          85,916           74,516          59,009          92,641           74,114          95,195                244,838         261,950
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      21,908        40,558          30,159           34,982          23,111          38,485           31,494          42,090                105,699         112,069
  Amortization of deferred policy acquisition costs                                                      7,749        15,237          11,609            5,643           4,254          12,206            4,588           7,466                 32,489          24,260
  Amortization of goodwill                                                                                   -             -               -                -               -               -                -               -                      -               -
  Other operating expenses                                                                               5,291        11,739          12,218           12,704           8,736          20,442           15,000          27,787                 36,661          63,229
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Benefits and Expenses                                                                         34,948        67,534          53,986           53,329          36,101          71,133           51,082          77,343                174,849         199,558
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INCOME BEFORE INCOME TAX                                                                              $ 19,466      $ 16,872        $ 31,930         $ 21,187        $ 22,908        $ 21,508         $ 23,032        $ 17,852               $ 69,989        $ 62,392
                                                                                              =================================================================================================================================      =================================

WEST COAST

REVENUES
  Gross Premiums and Policy Fees                                                                      $ 72,944      $ 58,279        $ 64,663         $ 71,562        $ 92,610        $ 80,366         $ 85,007        $ 88,946              $ 194,504       $ 254,319
  Reinsurance Ceded                                                                                    (71,083)      (43,815)        (51,021)         (56,566)        (88,596)        (62,661)         (68,525)        (73,432)              (151,402)       (204,618)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
  Net Premiums and Policy Fees                                                                           1,861        14,464          13,642           14,996           4,014          17,705           16,482          15,514                 43,102          49,701
  Net investment income                                                                                 32,767        34,149          34,841           34,504          35,230          36,037           36,540          37,151                103,494         109,728
  Realized investment gains (losses)                                                                         -             -               -                -               -               -                -               -                      -               -
  Other income                                                                                             335             -               9              (43)            199            (100)               -               -                    (34)           (100)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Revenues                                                                                      34,963        48,613          48,492           49,457          39,443          53,642           53,022          52,665                146,562         159,329
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      25,061        34,664          31,717           33,559          25,035          33,541           35,198          36,271                 99,940         105,010
  Amortization of deferred policy acquisition costs                                                      5,569         5,647           7,424            7,145           9,119           8,875            6,338           7,357                 20,216          22,570
  Amortization of goodwill                                                                                   -             -               -                -               -               -                -               -                      -               -
  Other operating expenses                                                                             (12,926)       (5,461)         (4,835)          (9,561)        (14,708)         (8,867)          (9,079)        (11,929)               (19,857)        (29,875)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Benefits and Expenses                                                                         17,704        34,850          34,306           31,143          19,446          33,549           32,457          31,699                100,299          97,705
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INCOME BEFORE INCOME TAX                                                                              $ 17,259      $ 13,763        $ 14,186         $ 18,314        $ 19,997        $ 20,093         $ 20,565        $ 20,966               $ 46,263        $ 61,624
                                                                                              =================================================================================================================================      =================================

ACQUISITIONS

REVENUES
  Gross Premiums and Policy Fees                                                                      $ 77,218      $ 73,063        $ 71,326         $ 71,903        $ 73,614        $ 69,469         $ 69,659        $ 66,985              $ 216,292       $ 206,113
  Reinsurance Ceded                                                                                    (27,973)      (18,626)        (18,531)         (17,573)        (21,264)        (17,101)         (17,840)        (16,562)               (54,730)        (51,503)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
  Net Premiums and Policy Fees                                                                          49,245        54,437          52,795           54,330          52,350          52,368           51,819          50,423                161,562         154,610
  Net investment income                                                                                 67,508        62,296          62,520           61,004          60,323          58,655           58,704          57,682                185,820         175,041
  Realized investment gains (losses)                                                                         -             -               -                -               -               -                -               -                      -               -
  Other income                                                                                             395           905           1,542             (329)            522             717              468             655                  2,118           1,840
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Revenues                                                                                     117,148       117,638         116,857          115,005         113,195         111,740          110,991         108,760                349,500         331,491
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      73,802        72,619          72,951           72,500          73,698          73,020           71,340          71,571                218,070         215,931
  Amortization of deferred policy acquisition costs                                                      6,648        10,081           8,474            7,817           6,318           7,849            7,476           7,056                 26,372          22,381
  Amortization of goodwill                                                                                   -             -               -                -               -               -                -               -                      -               -
  Other operating expenses                                                                              10,257        12,166          11,151            9,857           9,913           9,668            8,714           8,871                 33,174          27,253
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Benefits and Expenses                                                                         90,707        94,866          92,576           90,174          89,929          90,537           87,530          87,498                277,616         265,565
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INCOME BEFORE INCOME TAX                                                                              $ 26,441      $ 22,772        $ 24,281         $ 24,831        $ 23,266        $ 21,203         $ 23,461        $ 21,262               $ 71,884        $ 65,926
                                                                                              =================================================================================================================================      =================================

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                   Draft
Life Marketing and Annuities Data                                                                                                                                                                                                           11/1/2004
(Dollars in thousands)                                                                                                                                                                                                                        Page 8
(Unaudited)

                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
                                                                                           2002             2003            2003             2003            2003             2004            2004             2004                9 MOS            9 MOS
                                                                                        4TH QTR          1ST QTR         2ND QTR          3RD QTR         4TH QTR          1ST QTR         2ND QTR          3RD QTR                 2003             2004
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
INDIVIDUAL LIFE

SALES BY PRODUCT
   Term                                                                                $ 19,652         $ 21,904        $ 32,718         $ 35,168        $ 30,666         $ 24,688        $ 22,413         $ 21,085             $ 89,790         $ 68,186
   U/L                                                                                    8,600            8,609           9,642           10,824          11,619           10,353          10,710           11,272               29,075           32,335
   VUL                                                                                    1,605              876           1,105            1,245           1,332            1,125           1,474            1,492                3,226            4,091
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
         Total                                                                         $ 29,857         $ 31,389        $ 43,465         $ 47,237        $ 43,617         $ 36,166        $ 34,597         $ 33,849            $ 122,091        $ 104,612
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

SALES BY DISTRIBUTION
   RSM System                                                                          $ 10,006         $ 10,622        $ 12,382         $ 13,252        $ 13,951         $ 12,741        $ 12,569         $ 12,616             $ 36,256         $ 37,926
   Empire General                                                                        12,026           14,307          22,672           26,081          21,678           16,733          15,027           14,130               63,060           45,890
   Stockbrokers                                                                           4,887            4,500           6,746            6,634           7,053            6,059           6,780            7,018               17,880           19,857
   Direct Response                                                                        2,567            1,950           1,665            1,272             936              633             221               85                4,887              939
   All Other                                                                                371               10               0               (2)             (1)               0               0                0                    8                0
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
             Total                                                                     $ 29,857         $ 31,389        $ 43,465         $ 47,237        $ 43,617         $ 36,166        $ 34,597         $ 33,849            $ 122,091        $ 104,612
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

WEST COAST

SALES BY PRODUCT
   Term                                                                                $ 19,305         $ 19,306        $ 20,276         $ 21,204        $ 24,093         $ 22,148        $ 19,794         $ 19,961             $ 60,786         $ 61,903
   U/L                                                                                   14,493            7,627          11,004            9,274          11,153            7,344           8,556            5,058               27,905           20,958
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
         Total                                                                         $ 33,798         $ 26,933        $ 31,280         $ 30,478        $ 35,246         $ 29,492        $ 28,350         $ 25,019             $ 88,691         $ 82,861
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

SALES BY DISTRIBUTION
   BGA                                                                                 $ 22,781         $ 22,420        $ 24,362         $ 26,346        $ 28,845         $ 26,014        $ 24,553         $ 23,678             $ 73,128         $ 74,245
   BOLI                                                                                  11,017            4,513           6,918            4,132           6,401            3,478           3,797            1,341               15,563            8,616
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
      Total                                                                            $ 33,798         $ 26,933        $ 31,280         $ 30,478        $ 35,246         $ 29,492        $ 28,350         $ 25,019             $ 88,691         $ 82,861
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

ANNUITIES

SALES
    Variable Annuity                                                                   $ 78,348        $ 102,525        $ 94,336         $ 87,459        $ 66,270         $ 61,724        $ 63,317         $ 74,231            $ 284,320        $ 199,272
    Immediate Annuity                                                                    22,934           26,839          26,092           12,709          16,379           10,966          33,576           23,216               65,640           67,758
    Market Value Adjusted Annuity                                                        50,156           49,529          21,326            3,239           7,403            5,128          74,729           83,175               74,094          163,032
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
      Total                                                                           $ 151,438        $ 178,893       $ 141,754        $ 103,407        $ 90,052         $ 77,818       $ 171,622        $ 180,622            $ 424,054        $ 430,062
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

EARNINGS BEFORE INCOME TAX
    Variable Annuity                                                                     $ (318)          $ (211)         $ (123)           $ 232           $ 672            $ 625         $ 3,492          $ 2,901               $ (102)         $ 7,018
    Fixed Annuity                                                                         3,352            3,926           3,114            2,401           3,362            2,188           1,483            1,107                9,441            4,778
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
      Total                                                                             $ 3,034          $ 3,715         $ 2,991          $ 2,633         $ 4,034          $ 2,813         $ 4,975          $ 4,008              $ 9,339         $ 11,796
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

DEPOSIT BALANCE
    VA Fixed Annuity                                                                  $ 321,586        $ 363,741       $ 357,937        $ 334,644       $ 305,203        $ 275,462       $ 269,353        $ 269,363            $ 334,644        $ 269,363
    VA Sep Acct Annuity                                                               1,397,586        1,366,633       1,611,964        1,714,999       1,940,877        2,012,396       2,026,781        2,023,325            1,714,999        2,023,325
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
           Sub-total                                                                  1,719,172        1,730,374       1,969,901        2,049,643       2,246,080        2,287,858       2,296,134        2,292,688            2,049,643        2,292,688
    Fixed Annuity                                                                     2,986,596        3,005,278       2,989,964        2,904,016       2,900,002        2,877,159       2,930,544        2,986,179            2,904,016        2,986,179
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
      Total                                                                         $ 4,705,768      $ 4,735,652     $ 4,959,865      $ 4,953,659     $ 5,146,082      $ 5,165,017     $ 5,226,678      $ 5,278,867          $ 4,953,659      $ 5,278,867
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

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PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                Draft
Annuities, Stable Value Contracts, and Asset Protection                                                                                                                                                                                                  11/1/2004
Quarterly Earnings Trends  (Dollars in thousands)                                                                                                                                                                                                         Page 9
(Unaudited)
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                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
                                                                                                          2002          2003            2003             2003            2003            2004             2004            2004                  9 MOS           9 MOS
                                                                                                       4TH QTR       1ST QTR         2ND QTR          3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR                   2003            2004
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
ANNUITIES

REVENUES
  Gross Premiums and Policy Fees                                                                       $ 5,962       $ 5,883         $ 6,387          $ 6,864         $ 7,131         $ 7,628          $ 7,594         $ 7,370               $ 19,134        $ 22,592
  Reinsurance Ceded                                                                                          -             -               -                -               -               -                -               -                      -               -
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
  Net Premiums and Policy Fees                                                                           5,962         5,883           6,387            6,864           7,131           7,628            7,594           7,370                 19,134          22,592
  Net investment income                                                                                 58,223        58,442          57,780           54,660          53,450          51,588           51,523          52,854                170,882         155,965
  RIGL - All Other Investments                                                                          (1,324)           27          11,206            8,582           2,918           6,004              290           3,524                 19,815           9,818
  Other income                                                                                           1,922         1,941           2,075            2,368           2,361           1,785            1,555           1,556                  6,384           4,896
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Revenues                                                                                      64,783        66,293          77,448           72,474          65,860          67,005           60,962          65,304                216,215         193,271
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      50,193        52,986          51,339           48,385          45,245          46,046           44,456          46,526                152,710         137,028
  Amortization of deferred policy acquisition costs                                                      5,258         4,386          13,967           13,508           6,335           9,057            7,119           8,459                 31,861          24,635
  Amortization of goodwill                                                                                   -             -               -                -               -               -                -               -                      -               -
  Other operating expenses                                                                               7,919         5,910           7,312            7,533           8,010           6,745            4,673           5,456                 20,755          16,874
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Benefits and Expenses                                                                         63,370        63,282          72,618           69,426          59,590          61,848           56,248          60,441                205,326         178,537
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INCOME BEFORE INCOME TAX                                                                                 1,413         3,011           4,830            3,048           6,270           5,157            4,714           4,863                 10,889          14,734

Adjustments to Reconcile to Operating Income:
  Less:  RIGL - All Other Investments                                                                   (1,324)           27          11,206            8,582           2,918           6,004              290           3,524                 19,815           9,818
  Add back:  Related amortization of deferred policy acquisition costs                                     297           731           9,367            8,167             682           3,660              551           2,669                 18,265           6,880
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
PRETAX OPERATING INCOME                                                                                $ 3,034       $ 3,715         $ 2,991          $ 2,633         $ 4,034         $ 2,813          $ 4,975         $ 4,008                $ 9,339        $ 11,796
                                                                                              =================================================================================================================================      =================================

STABLE VALUE CONTRACTS

REVENUES
  Gross Premiums and Policy Fees                                                                           $ -           $ -             $ -              $ -             $ -             $ -              $ -             $ -                    $ -             $ -
  Reinsurance Ceded                                                                                          -             -               -                -               -               -                -               -                      -               -
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
  Net Premiums and Policy Fees                                                                               -             -               -                -               -               -                -               -                      -               -
  Net investment income                                                                                 62,840        58,532          59,090           56,441          59,041          64,033           66,666          66,472                174,063         197,171
  RIGL - Derivatives                                                                                     1,363          (661)            940              523             173             271              135             700                    802           1,106
  RIGL - All Other Investments                                                                          (2,314)       (6,041)          3,320            9,222           2,280           3,608            1,887           6,292                  6,501          11,787
  Other income                                                                                               -             -               -                -               -               -                -               -                      -               -
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Revenues                                                                                      61,889        51,830          63,350           66,186          61,494          67,912           68,688          73,464                181,366         210,064
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      49,375        47,765          46,957           45,374          46,469          49,769           50,720          50,301                140,096         150,790
  Amortization of deferred policy acquisition costs                                                        563           599             519              542             619             761              803             894                  1,660           2,458
  Amortization of goodwill                                                                                   -             -               -                -               -               -                -               -                      -               -
  Other operating expenses                                                                               1,568         1,030           1,516            1,002           1,801           1,804            1,217           1,964                  3,548           4,985
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Benefits and Expenses                                                                         51,506        49,394          48,992           46,918          48,889          52,334           52,740          53,159                145,304         158,233
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INCOME BEFORE INCOME TAX                                                                                10,383         2,436          14,358           19,268          12,605          15,578           15,948          20,305                 36,062          51,831

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                                                1,363          (661)            940              523             173             271              135             700                    802           1,106
  Less:  RIGL-All Other Investments                                                                     (2,314)       (6,041)          3,320            9,222           2,280           3,608            1,887           6,292                  6,501          11,787
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
PRETAX OPERATING INCOME                                                                               $ 11,334       $ 9,138        $ 10,098          $ 9,523        $ 10,152        $ 11,699         $ 13,926        $ 13,313               $ 28,759        $ 38,938
                                                                                              =================================================================================================================================      =================================

ASSET PROTECTION

REVENUES
  Gross Premiums and Policy Fees                                                                     $ 114,947     $ 105,924       $ 104,153        $ 112,850       $ 118,276       $ 118,179        $ 115,354       $ 120,558              $ 322,927       $ 354,091
  Reinsurance Ceded                                                                                    (42,546)      (44,152)        (44,026)         (52,128)        (56,128)        (63,106)         (62,120)        (68,755)              (140,306)       (193,981)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
  Net Premiums and Policy Fees                                                                          72,401        61,772          60,127           60,722          62,148          55,073           53,234          51,803                182,621         160,110
  Net investment income                                                                                 10,294         9,246           9,132            9,484           8,790           7,541            7,500           7,922                 27,862          22,963
  Realized investment gains (losses)                                                                         -             -               -                -               -               -                -               -                      -               -
  Other income                                                                                           4,812         6,971          18,167            8,833           8,267           9,062            9,117           9,565                 33,971          27,744
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Revenues                                                                                      87,507        77,989          87,426           79,039          79,205          71,676           69,851          69,290                244,454         210,817
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      60,792        36,458          33,868           34,676          37,164          32,199           33,363          29,226                105,002          94,788
  Amortization of deferred policy acquisition costs                                                     20,402        18,483          21,425           19,838          20,574          19,956           17,522          20,042                 59,746          57,520
  Amortization of goodwill                                                                                   -             -               -                -               -               -                -               -                      -               -
  Other operating expenses                                                                              30,758        21,806          22,372           19,413          17,389          14,918           14,595          14,597                 63,591          44,110
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Benefits and Expenses                                                                        111,952        76,747          77,665           73,927          75,127          67,073           65,480          63,865                228,339         196,418
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INCOME BEFORE INCOME TAX                                                                             $ (24,445)      $ 1,242         $ 9,761          $ 5,112         $ 4,078         $ 4,603          $ 4,371         $ 5,425               $ 16,115        $ 14,399
                                                                                              =================================================================================================================================      =================================

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                   Draft
Stable Value Contracts and Asset Protection Data                                                                                                                                                                                            11/1/2004
(Dollar in thousands unless otherwise noted)                                                                                                                                                                                                 Page 10
(Unaudited)

                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
                                                                                           2002             2003            2003             2003            2003             2004            2004             2004                9 MOS            9 MOS
                                                                                        4TH QTR          1ST QTR         2ND QTR          3RD QTR         4TH QTR          1ST QTR         2ND QTR          3RD QTR                 2003             2004
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
STABLE VALUE CONTRACTS

SALES (millions)
    GIC                                                                                    $ 91            $ 219            $ 30             $ 25             $ 1              $ -            $ 39             $ 15                $ 274             $ 54
    GFA - Direct Institutional                                                              300               25               0                0             353                0               1                0                   25                1
    GFA - Non registered                                                                      0              200             100              100             105                0               0                0                  400                0
    GFA - Registered - Institutional                                                          0                0               0                0             450              300               0              625                    0              925
    GFA - Registered - Retail                                                                 0                0               0                0               0              222              68              136                    0              425
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
       Total                                                                              $ 391            $ 444           $ 130            $ 125           $ 909            $ 522           $ 108            $ 776                $ 699          $ 1,405
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

DEPOSIT BALANCE (thous)
        Quarter End Balance                                                         $ 4,018,552      $ 4,106,685     $ 4,214,470      $ 4,135,212     $ 4,676,531      $ 4,923,231     $ 4,921,166      $ 5,143,367          $ 4,135,212      $ 5,143,367
        Average Daily Balance                                                       $ 4,112,986      $ 4,035,367     $ 4,153,071      $ 4,147,034     $ 4,424,234      $ 4,851,592     $ 5,062,014      $ 5,112,019          $ 4,111,876      $ 5,009,546

OPERATING SPREAD                                                                          1.12%            0.93%           1.01%            0.95%           0.95%            1.00%           1.13%            1.07%                0.96%            1.07%

                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
                                                                                           2002             2003            2003             2003            2003             2004            2004             2004                9 MOS            9 MOS
                                                                                        4TH QTR          1ST QTR         2ND QTR          3RD QTR         4TH QTR          1ST QTR         2ND QTR          3RD QTR                 2003             2004
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

ASSET PROTECTION

SALES
    Credit                                                                             $ 37,990         $ 45,642        $ 51,168         $ 53,418        $ 48,024         $ 51,246        $ 59,035         $ 59,543            $ 150,228        $ 169,824
    Service Contracts                                                                    40,729           38,709          53,869           59,421          52,811           44,275          54,861           56,627              151,999          155,763
    Other                                                                                28,150           17,386          23,650           18,410           9,905            8,151           8,941            8,883               59,446           25,975
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------
             Total                                                                    $ 106,869        $ 101,737       $ 128,687        $ 131,249       $ 110,740        $ 103,672       $ 122,837        $ 125,053            $ 361,673        $ 351,562
                                                                                ------------------------------------------------------------------------------------------------------------------------------------    ----------------------------------

PROTECTIVE LIFE CORPORATION                                                                                                                                                                                                                                Draft
Corp & Other Segment - Quarterly Earnings Trends                                                                                                                                                                                                         11/1/2004
(Dollars in thousands)                                                                                                                                                                                                                                    Page 11
(Unaudited)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
                                                                                                          2002          2003            2003             2003            2003            2004             2004            2004                  9 MOS           9 MOS
                                                                                                       4TH QTR       1ST QTR         2ND QTR          3RD QTR         4TH QTR         1ST QTR          2ND QTR         3RD QTR                   2003            2004
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

REVENUES
  Gross Premiums and Policy Fees                                                                      $ 17,828      $ 15,677        $ 13,973         $ 13,563        $ 13,294        $ 12,534         $ 12,550        $ 11,919               $ 43,213        $ 37,003
  Reinsurance Ceded                                                                                     (4,012)       (2,601)           (810)            (589)           (229)           (346)            (337)           (191)                (4,000)           (874)
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
  Net Premiums and Policy Fees                                                                          13,816        13,076          13,163           12,974          13,065          12,188           12,213          11,728                 39,213          36,129
  Net investment income                                                                                 15,192        12,647          16,707            8,627          21,302          24,851           22,577          34,356                 37,981          81,784
  RIGL - Derivatives                                                                                       831        (4,219)          3,394           (9,571)         21,971           4,812            8,605           5,587                (10,396)         19,004
  RIGL - All Other Investments                                                                           2,653         4,836          14,998            9,238          (2,522)          7,015           (3,100)         (1,635)                29,072           2,280
  Other income                                                                                             691         1,520           1,216            1,686           2,276           4,712            4,075           3,994                  4,422          12,781
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Revenues                                                                                      33,183        27,860          49,478           22,954          56,092          53,578           44,370          54,030                100,292         151,978
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------

BENEFITS & EXPENSES
  Benefits and settlement expenses                                                                      12,470        12,223          37,942           12,217          16,953          14,256           15,898          12,470                 62,382          42,624
  Amortization of deferred policy acquisition costs                                                      7,306         1,326           1,385            1,748           1,085           1,090            1,207           1,101                  4,459           3,398
  Amortization of goodwill                                                                                   -             -               -                -               -               -                -               -                      -               -
  Other operating expenses                                                                              20,284        18,368          20,205           21,957          25,889          26,975           23,986          28,866                 60,530          79,827
                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
    Total Benefits and Expenses                                                                         40,060        31,917          59,532           35,922          43,927          42,321           41,091          42,437                127,371         125,849

                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
INCOME BEFORE INCOME TAX                                                                                (6,877)       (4,057)        (10,054)         (12,968)         12,165          11,257            3,279          11,593                (27,079)         26,129

Adjustments to Reconcile to Operating Income:
  Less:  RIGL-Derivatives                                                                                  831        (4,219)          3,394           (9,571)         21,971           4,812            8,605           5,587                (10,396)         19,004
  Less:  RIGL-All Other Investments                                                                      2,653         4,836          14,998            9,238          (2,522)          7,015           (3,100)         (1,635)                29,072           2,280
  Add back:  Derivative Gains related to Corporate Debt and Investments                                  6,403         5,634           5,885            4,786           4,782           4,875            5,354           4,684                 16,305          14,913

                                                                                              ---------------------------------------------------------------------------------------------------------------------------------      ---------------------------------
PRETAX OPERATING INCOME                                                                               $ (3,958)        $ 960       $ (22,561)        $ (7,849)       $ (2,502)        $ 4,305          $ 3,128        $ 12,325              $ (29,450)       $ 19,758
                                                                                              =================================================================================================================================      =================================